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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



             MAY 31, 1996                     (MAY 23, 1996)
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            Date of Report              (Date of earliest event reported)



                             QUALITY DINING, INC.
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            (Exact name of registrant as specified in its charter)


         INDIANA                 0-23420                35-1804902
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      (State or other           (Commission            (IRS Employer
      jurisdiction of           File Number)         Identification No.)
      incorporation)


                           3820 EDISON LAKES PARKWAY
                           MISHAWAKA, INDIANA  46545
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (219) 271-4600
                                                     --------------




                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

             The press release filed with this report as Exhibit 99-A is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)    Financial statements of businesses acquired.

             Not applicable.

      (b)    Pro forma financial information.

             Not applicable.

      (c)    Exhibits.

             The exhibits set forth on the Index to Exhibits on page 4 are incorporated herein by reference.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 QUALITY DINING, INC.


Dated:  May 31, 1996             By:     /s/ Daniel B. Fitzpatrick
                                      ------------------------------------------
                                      Daniel B. Fitzpatrick
                                      President and Chief Executive Officer

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                                                               Page
 Exhibit                                                        No.
   No.                        Description                     in this
- --------                      -----------                     Filing
                                                              -------

99-A    Press Release of Registrant dated May 24, 1996.......




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